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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                   PROSPECTUS SUPPLEMENT DATED MAY 16, 2007*

                                                                                            S-6357-99 T
RiverSource Small Company Index Fund (March 31, 2007)

The Fees and Expenses section has been revised as follows:

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   CLASS A          CLASS B          CLASS R4(B)
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)(a)                            5.75%             None               None
Maximum deferred sales charge (load) imposed on sales (as a
  percentage of offering price
  at time of purchase)(b)                                      None(b)            5%               None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                                                      FEE
                        MANAGEMENT         DISTRIBUTION            OTHER                          WAIVER/EXPENSE
                           FEES            (12B-1) FEES         EXPENSES(C)         TOTAL         REIMBURSEMENT
Class A                   0.34%               0.25%                0.33%            0.92%             0.15%
Class B                   0.34%               1.00%                0.34%            1.68%             0.15%
Class R4(b)               0.34%               0.00%                0.44%            0.78%             0.10%

     AS A PERCE      TOTAL ANNUAL
                 (NET) FUND OPERATING
                      EXPENSES(D)
Class A                  0.77%
Class B                  1.53%
Class R4(b)              0.68%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."
(b) Effective Dec. 11, 2006, the following changes were implemented: renaming Class Y as Class R4, terminating the shareholder serving agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.
(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and, for Class R4, a plan administration services fee. Other expenses may also include fees and expenses of affiliated and unaffiliated funds (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.77% for Class A, 1.53% for Class B and 0.68% for Class R4.

--------------------------------------------------------------------------------
S-6357-4 A (5/07)

*Valid until next prospectus update.
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EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 YEAR            3 YEARS            5 YEARS            10 YEARS
Class A(a)               $649              $838              $1,042              $1,632
Class B                  $656(b)           $915(b)           $1,100(b)           $1,776(c)
Class R4                  $69              $239                $424                $961

(a)  Includes a 5.75% sales charge.
(b)  Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year or ownership.

You would pay the following expenses if you did not redeem your shares:

                        1 YEAR            3 YEARS            5 YEARS            10 YEARS
Class A(a)               $649              $838              $1,042              $1,632
Class B                  $156              $515                $900              $1,776(b)
Class R4                  $69              $239                $424                $961

(a)  Includes a 5.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares in the ninth year or ownership.